UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2011

Integra LifeSciences Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26244	510317849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

311 Enterprise Drive, Plainsboro, New Jersey		08536
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-275-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 2, 2011, Integra CI, Inc. (“Integra CI”), a wholly-owned indirect subsidiary of Integra LifeSciences Holdings Corporation (the “Company”), entered into an Amendment to Lease Contract with the Puerto Rico Industrial Development Company (“PRIDCO”) relating to the expansion of its manufacturing facility in Añasco, Puerto Rico (the “Amendment”). Pursuant to the Amendment, Integra CI will lease a total of 128,083.11 square feet of building S-1212 (the “Building”), a third building located in close proximity to the two buildings currently leased by Integra CI from PRIDCO.

Except as described below, Integra will pay rent for the Building according to the following schedule.

		Rent
	Square	per	Monthly	Annual
Year	Footage	Square Foot	Rent	Rent
1*	67,141.33	$0.00	$0.00	$0.00

2	67,141.33	$1.70	$9,511.69	$114,140.26

3	67,141.33	$1.85	$10,350.96	$124,211.46

4	128,083.11	$2.00	$21,347.19	$256,166.28

5	128,083.11	$2.10	$22,414.54	$268,974.48

6	128,083.11	$2.20	$23,481.90	$281,782.80

7	128,083.11	$2.30	$24,549.26	$294,591.12

8	128,083.11	$2.40	$25,616.62	$307,399.44

9 and 10	128,083.11	$2.45	$26,150.30	$313,803.60

• Date of Commencement of Operations

Pursuant to the Amendment, Integra CI will begin to pay rent on 67,141.33 square feet of the Building one year after the earlier of the date that certain repairs and reconditioning of the Building that Integra CI plans to undertake are complete or Integra CI’s employees commence working in the Building (the “Date of Commencement of Operations.”) On the third anniversary of the Date of Commencement of Operations, Integra CI will begin to pay rent on the remaining 60,941.78 square feet of the Building.

The Amendment also sets forth the security deposit ($46,109.92) for the Building and amends other sections of the lease to provide that PRIDCO will reimburse Integra CI up to a maximum amount of $1,361,426.75 for leasehold improvements in the form of a credit against rental payments. If there is a difference between PRIDCO and Integra CI’s estimates with respect to the repair costs, and the difference is not higher than 10% of the total amount of such cost, PRIDCO may adjust the amount of the rent credit according to PRIDCO’s estimate.

In addition, the Amendment requires that Integra CI comply with the terms of two special incentives agreements to be entered into by and between Integra CI and PRIDCO (collectively, the “Incentives Agreements”). In order to receive certain monetary incentives, the Incentives Agreements generally will require Integra CI to: (i) maintain a manufacturing facility in Añasco, Puerto Rico for five years, (ii) make significant civil, structural, electrical and mechanical improvements to the Building and other buildings under lease with PRIDCO, (iii) employ no less then a total of 375 production workers within thirty-six (36) months from the Date of Commencement of Operations and (iv) maintain an average employment level of 375 production workers for the balance of the five-year term of the Incentive Agreements.

A copy of the lease amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

ITEMS 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Amendment to Lease Contract dated as of November 2, 2011, between Integra CI, Inc. and Puerto Rico Industrial Development Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra LifeSciences Holdings Corporation

November 7, 2011	By:	Stuart M. Essig

Name: Stuart M. Essig
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Lease Contract dated as of November 2, 2011, between Integra CI, Inc. and Puerto Rico Industrial Development Company.